DELAWARE POOLED® TRUST

The Emerging Markets Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 28, 2013

Effective as of the date of this supplement, the following replaces the information in the section entitled “Portfolio summary: The Emerging Markets Portfolio – Who manages the Portfolio? – Sub-advisor”:

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Ginny Chong, CFA	Senior Portfolio Manager	February 2012
Clive A. Gillmore	Chief Executive Officer	April 1997
Gregory J.P. Halton, CFA	Senior Portfolio Manager	July 2013
Andrew Miller	Chief Investment Officer Emerging Market Equities	February 2012

Effective as of the date of this supplement, the following portfolio manager biography is added to the section entitled "Management of the Trust – Portfolio Managers" beginning on page 59:

Gregory J.P. Halton, CFA
Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio
Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Mr. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Effective as of the date of this supplement, the following replaces the biographical information in the section entitled "Management of the Trust – Portfolio Managers."

Andrew Miller
Chief Investment Officer Emerging Market Equities – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio
Mr. Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently a Senior Portfolio Manager within the Emerging Markets Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2013.

DELAWARE POOLED® TRUST

The Emerging Markets Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Statement of Additional Information
dated February 28, 2013

The following replaces the information in the section entitled “Portfolio Managers – II. Portfolio Managers - Mondrian”:

The following information was provided by Mondrian, the sub-advisor to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios.

A. Other Accounts Managed (as of December 31, 2012).

Portfolio Manager	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Nigel Bliss
Registered Investment Companies	1	$454M	0	$0
Other Pooled Investment Vehicles	1	$1,343M	0	$0
Other Accounts	14	$3,742M	0	$0
Ginny Chong
Registered Investment Companies	3	$493M	0	$0
Other Pooled Investment Vehicles	4	$1,458M	0	$0
Other Accounts	9	$4,247M	0	$0
Elizabeth A. Desmond
Registered Investment Companies	9	$2,863M	0	$0
Other Pooled Investment Vehicles	3	$3,518M	0	$0
Other Accounts	18	$5,785M	0	$0
Clive Gillmore
Registered Investment Companies	1	$690M	*	*
Other Pooled Investment Vehicles	1	$1,946M	*	*
Other Accounts	4	$562M	*	*
Gregory J.P. Halton
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$280M	0	$0
Other Accounts	3	$519M	0	$0
Nigel G. May
Registered Investment Companies	3	$770M	0	$0
Other Pooled Investment Vehicles	3	$441M	0	$0
Other Accounts	15	$5,555M	0	$0
Andrew Miller
Registered Investment Companies	2	$410M	0	$0
Other Pooled Investment Vehicles	4	$1,496M	0	$0
Other Accounts	17	$5,130M	0	$0
Melissa Platt
Registered Investment Companies	5	$1,290M	0	$0
Other Pooled Investment Vehicles	2	$77M	0	$0
Other Accounts	6	$559M	0	$0
Bilgin Soylu
Registered Investment Companies	1	$198M	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$1,216M	0	$0
*As Chief Executive Officer, Clive Gillmore has overall responsibility for all accounts.

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2013.